UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2023 (June 27, 2023)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (770) 953-7000

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2023, BlueLinx Holdings Inc., a Delaware corporation (the “Company”), amended its existing revolving credit facility (the “Revolving Credit Facility”) by entering into a Third Amendment (the “Amendment”) to the Amended and Restated Credit Agreement among the Company, certain of the Company’s subsidiaries, as borrowers (together with the Company, the “Borrowers”) or guarantors thereunder, Wells Fargo Bank, National Association, in its capacity as administrative agent (“Agent”), and certain other financial institutions party thereto (as amended, supplemented or modified from time to time, the “Credit Agreement”).

The Amendment amends the Credit Agreement to, among other things, replace the interest rate based on the London interbank offered rate (“LIBOR”) applicate to borrowings under the Credit Agreement with an interest rate based on the secured overnight financing rate (“SOFR”) and a customary spread adjustment.

All other material terms of the Credit Agreement, as amended, remain unchanged. Certain of the lenders and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending July 1, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: June 27, 2023	By:	/s/ Kelly C. Janzen
Kelly C. Janzen
Chief Financial Officer